EXHIBIT 99.2

STOCKAMP & ASSOCIATES, INC.
FINANCIAL STATEMENTS

INDEX

Page
Balance Sheets at June 30, 2008 and December 31, 2007	1
Statements of Operations for the six months ended June 30, 2008 and June 30, 2007	2
Statement of Stockholders’ Deficit for the six months ended June 30, 2008	3
Statements of Cash Flows for the six months ended June 30, 2008 and June 30, 2007	4-5
Notes to Financial Statements	6-9

STOCKAMP & ASSOCIATES, INC.
BALANCE SHEETS
JUNE 30, 2008 AND DECEMBER 31, 2007
Unaudited

	June 30,	December 31,
	2008	2007
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$10,911,934	$1,747,367
Accounts receivable	6,962,455	8,476,570
Due from stockholders	38,493	9,165
Prepaid expense	1,017,702	710,516
Total current assets	18,930,584	10,943,618

PROPERTY AND EQUIPMENT	1,460,214	1,606,429
CAPITALIZED SOFTWARE DEVELOPMENT	49,500	-
	$20,440,298	$12,550,047

LIABILITIES AND STOCKHOLDERS’ DEFICIT

CURRENT LIABILITIES:
Accounts payable	$1,299,343	$253,441
Accrued employee benefits	6,594,510	6,201,895
Other accrued liabilities	188,457	182,335
Unearned revenue	6,338,200	10,699,733
Collections in excess of amounts earned	15,021,571	25,551,068
Deferred compensation liability	2,517,036	5,091,828
Capital lease obligations	18,769	13,742
Total current liabilities	31,977,886	47,994,042

CAPITAL LEASE OBLIGATIONS, NET
OF CURRENT PORTION	57,265	42,511

DEFERRED COMPENSATION LIABILITY,
NET OF CURRENT PORTION	55,544,859	50,940,870

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ DEFICIT:
Class A common stock, no par value; 200,000
shares authorized	1,401,687	1,401,687
Class B nonvoting common stock, no par
value; 200,000 shares authorized	2,683,353	2,444,715
Accumulated deficit	(70,985,995)	(90,228,644)
	(66,900,955)	(86,382,242)
Stock subscriptions receivable	(238,757)	(45,134)
	(67,139,712)	(86,427,376)
	$20,440,298	$12,550,047

See notes to financial statements.

STOCKAMP & ASSOCIATES, INC.
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2008 AND 2007
Unaudited

	Six months ended
	June 30,
	2008	2007

REVENUES AND REIMBURSABLE EXPENSES:
Service, licensing and support revenue	$58,199,861	$37,488,475
Reimbursable expenses	5,293,552	4,379,971
	63,493,413	41,868,446

OPERATING EXPENSES	39,673,182	33,727,831

OPERATING INCOME BEFORE BONUS
DISTRIBUTIONS	23,820,231	8,140,615

BONUS DISTRIBUTIONS TO OWNERS	-	3,000,000

OPERATING INCOME	23,820,231	5,140,615

OTHER INCOME (EXPENSE):
Interest income	67,327	55,925
Interest expense	(4,644,909)	(4,626,798)
	(4,577,582)	(4,570,873)

NET INCOME	$19,242,649	$569,742

See notes to financial statements.

STOCKAMP & ASSOCIATES, INC.
STATEMENT OF STOCKHOLDERS’ DEFICIT
SIX MONTHS ENDED JUNE 30, 2008
Unaudited

						Stock
	Common Stock A		Common Stock B		Accumulated	Subscriptions
	Shares	Amount	Shares	Amount	Deficit	Receivable	Total

STOCKHOLDERS' DEFICIT,
JANUARY 1, 2008	136,717	$1,401,687	173,223	$2,444,715	$(90,228,644)	$(45,134)	$(86,427,376)

Common stock issued	-	-	16,688	238,638	-	(238,638)	-

Collections of stock subscriptions receivable	-	-	-	-	-	45,015	45,015

Net income	-	-	-	-	19,242,649	-	19,242,649

STOCKHOLDERS' DEFICIT,
JUNE 30, 2008	136,717	$1,401,687	189,911	$2,683,353	$(70,985,995)	$(238,757)	$(67,139,712)

See notes to financial statements.

STOCKAMP & ASSOCIATES, INC.
STATEMENTS OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 2008 AND 2007
Unaudited
	Six months ended
	June 30,
	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$19,242,649	$569,742
Adjustments to reconcile net income to net cash
provided by (used in) operating activities:
Depreciation and amortization	199,630	213,202
(Increase) decrease in:
Accounts receivable	1,514,114	(1,767,714)
Due from stockholders	(29,328)	(6,671)
Prepaid expense	(307,186)	(442,891)
Increase (decrease) in:
Accounts payable	1,045,901	699,894
Accrued employee benefits	392,615	1,948,159
Other accrued liabilities	6,122	17,566
Unearned revenue	(4,361,533)	(345,750)
Collections in excess of amounts earned	(10,529,496)	(3,916,495)
Deferred compensation liability	2,029,197	2,785,176
Net cash provided by (used in) operating	9,202,685	(245,782)
activities

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(26,667)	(47,431)
Capitalized software development costs	(49,500)	-
Proceeds from disposition of property and equipment	-	80
Net cash used in investing activities	(76,167)	(47,351)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of capital lease obligations	(6,966)	(3,952)
Collections of stock subscriptions receivable	45,015	45,253
Net cash provided by financing activities	38,049	41,301

NET INCREASE (DECREASE) IN CASH
AND CASH EQUIVALENTS	9,164,567	(251,832)

CASH AND CASH EQUIVALENTS
AT BEGINNING OF PERIOD	1,747,367	1,883,406

CASH AND CASH EQUIVALENTS
AT END OF PERIOD	$10,911,934	$1,631,574

See notes to financial statements.

STOCKAMP & ASSOCIATES, INC.
STATEMENTS OF CASH FLOWS (continued)
SIX MONTHS ENDED JUNE 30, 2008 AND 2007
Unaudited

	Six months ended
SUPPLEMENTAL DISCLOSURES OF CASH FLOW	June 30,
INFORMATION:	2008	2007
Cash paid (received) during the period for:
Interest	$3,984	$1,429
State and local taxes, net	$133,403	$45,707

Noncash investing and financing transactions:
Purchase of equipment with capital lease	$26,748	$15,383
Sale of common stock on subscriptions receivable	$238,638	$537,265
Stock redemptions by cancellation of stock subscriptions	$-	$248,282

See notes to financial statements.

STOCKAMP & ASSOCIATES, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2008 AND DECEMBER 31, 2007

NOTE 1 – DESCRIPTION OF BUSINESS

Stockamp & Associates, Inc., (the Company) is a leading national provider of health care performance improvement solutions.  Stockamp helps providers implement changes that improve a hospital or health system’s financial and operational performance, patient access to services and delivery of care.  The Company’s clients are among the largest healthcare organizations in the United States.

NOTE 2 – BASIS OF PRESENTATION

The accompanying interim financial statements as of June 30, 2008 and for the six months ended June 30, 2008 and 2007 are unaudited.  In the opinion of management, these interim financial statements have been prepared on the same basis as the audited financial statements and reflect all adjustments of a normal, recurring nature necessary for the fair presentation of the Company’s financial position, results of operations and cash flows.  These interim financial statements should be read in conjunction with the audited financial statements and notes thereto for the years ended December 31, 2007, 2006 and 2005 included as Exhibit 99.1 in this Current Report on Form 8-K/A.  The Company’s results for any interim period are not necessarily indicative of results for a full year or any other interim period.

NOTE 3 – CONCENTRATION OF CREDIT RISK

The Company provides professional services to clients throughout the United States.  The Company grants credit to clients, which consist of public and private hospitals.  One client accounted for approximately 34% of accounts receivable at June 30, 2008. Two clients accounted for approximately 49% of account receivables at December 31, 2007.  During the six months ended June 30, 2008 and 2007, one client comprised 29% and 17% of total service revenue, respectively.  The Company maintains cash balances with a financial institution located in Oregon.  Cash balances are insured by the Federal Deposit Insurance Corporation up to $100,000.

NOTE 4 – NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.”  SFAS No. 157 defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements.  SFAS No. 157 does not require any new fair value measurements in financial statements, but standardizes its definition and guidance in GAAP.  Thus, for some entities, the application of this statement may change prior practice.  The Company adopted SFAS No. 157 effective beginning on January 1, 2008 for financial assets and financial liabilities, which did not have any impact on the Company’s financial statements.  In February 2008, the FASB issued FASB Staff Position FAS 157-2, “Effective Date of FASB Statement No. 157,” which delayed by one year the effective date of SFAS No. 157 for all nonfinancial assets and nonfinancial liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually).  The Company will adopt SFAS No. 157 for its nonfinancial assets and nonfinancial liabilities effective January 1, 2009, which is not expected to have a material impact on the Company’s future financial position, results of operations, or cash flows.

STOCKAMP & ASSOCIATES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
JUNE 30, 2008 AND DECEMBER 31, 2007

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115.”  SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value.  The objective of this statement is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions.  The Company adopted SFAS No. 159 on January 1, 2008.  The adoption had no impact on the Company’s financial statements.

NOTE 5 – ACCOUNTS RECEIVABLE

Accounts receivable consists of the following at:

	June 30, 2008	December 31, 2007

Consulting fees, billed	$589,000	$47,000
Contingent fees, billed	1,972,500	6,123,608
Contingent and consulting fees, earned and unbilled	2,273,509	607,384
Software support fees, billed	731,500	831,000
Expense reimbursements, billed	396,643	145,594
Expense reimbursements, unbilled	994,449	707,517
Other receivables	4,854	14,467
	$6,962,455	$8,476,570

NOTE 6 – PROPERTY AND EQUIPMENT

Property and equipment consists of the following at:

	June 30, 2008	December 31, 2007

Furniture and fixtures	$1,379,449	$1,372,155
Office equipment	374,821	348,073
Computer equipment	2,555,301	2,484,876
Leasehold improvements	569,304	567,504
Deposits on computer equipment in transit	4,410	58,734
	4,883,285	4,831,342
Less accumulated depreciation	3,423,071	3,224,913
	$1,460,214	$1,606,429

STOCKAMP & ASSOCIATES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
JUNE 30, 2008 AND DECEMBER 31, 2007

NOTE 7 – DUE FROM STOCKHOLDERS

The Company files composite tax returns for certain stockholders in states that allow such filings.  Taxes paid with those tax returns are due from stockholders.  If refunds of composite taxes are received by the Company, those refunds are payable to the stockholders.  Due from stockholders represents the net receivable arising from tax payments and tax refunds.  In addition, due from stockholders includes accrued interest on stock subscription receivables of $6,235 and $13,965 at June 30, 2008 and December 31, 2007, respectively.  Interest income from stockholders was $6,235 and $9,310 in the six months ended June 30, 2008 and 2007, respectively.

NOTE 8 – RETIREMENT PLANS

The Company has a 401(k) profit sharing plan.  Employees, 21 years of age or older, are eligible for 401(k) benefits after one year of service and eligible for profit sharing contributions after two years of service.  Company profit sharing contributions and matching contributions to the 401(k) plan are discretionary and are established annually by the Board of Directors.  Profit sharing contributions amounted to $1,272,466 and $1,042,047 for the six months ended June 30, 2008 and 2007, respectively.    401(k) matching contributions amounted to $548,851 and $470,898 for the six months ended June 30, 2008 and 2007, respectively.

NOTE 9 – LINE OF CREDIT

The Company has available a $4,000,000 line of credit with Bank of America, N.A. (the Bank) that matures on December 1, 2008.  Interest is payable monthly at either the Bank’s prime rate minus 0.25%, the Bank’s Interbank Offered Rate (“IBOR”) plus 1.75% or at the London Interbank Offered Rate (“LIBOR”) plus 1.75%.  The IBOR rate option may be selected by the Company for a period from 30 to 180 days with a minimum principal amount of $500,000.  The LIBOR rate option may be selected by the Company for a period of one, two, three, four, five or six months with a minimum principal amount of $500,000.  Any balance not selected under the IBOR or LIBOR rate option bears interest using the prime rate option.  At June 30, 2008 and December 31, 2007 the Bank’s prime rate was 5% and 7.25%, respectively.  Under the credit agreement, the Company has available standby letters of credit up to $1,250,000 with a maximum maturity of three hundred sixty-five (365) days.  At June 30, 2008 and December 31, 2007, the Company had no balance outstanding under the line of credit and no outstanding letters of credit.  The Bank agreement contains provisions, among others, requiring the maintenance of certain financial ratios and a certain level of tangible net worth.

NOTE 10 – RELATED PARTY TRANSACTIONS

The Company reimburses a stockholder for the business use charter costs of a plane the stockholder leases from his wholly-owned company.  Reimbursements amounted to $454,720 and $485,100 for the six months ended June 30, 2008 and 2007, respectively.  Amounts payable at June 30, 2008 and December 31, 2007 were $454,720 and $0, respectively.

NOTE 11 – EMPLOYMENT AGREEMENTS

Employment Agreements

The Company has entered into employment agreements with stockholders, which provide for minimum annual salary and severance payments, unless terminated with cause.  The severance payments include one year’s salary and the payment of life insurance and health insurance premiums for one year.  These agreements include noncompetition clauses that expire 5 years from the date of termination.

STOCKAMP & ASSOCIATES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
JUNE 30, 2008 AND DECEMBER 31, 2007

Stockholders’ Agreement

Under the terms of a stockholders’ agreement effective January 1, 2004, the Company agrees to repurchase stock from stockholders upon death, disability or termination at the greater of an agreed value or the book value of the Company.  The agreed value is determined annually by the stockholders.  The agreement restricts the transfer of stock and only permits sales of stock by stockholders to the Company.

Deferred Compensation Plan

The Company has a non-qualified deferred compensation plan for stockholders.  The obligation is unfunded and will be paid from the future income of the Company.  Benefits vest over a 10-year period; however, participants must meet certain notice requirements and enter into noncompete, separation and release agreements with the Company in order to receive benefits.  Benefits become immediately vested in the event of certain corporate transactions. Benefits are payable over 5 years, without interest, beginning after termination of employment.  Amounts payable to participants are based on a formula relating to each individual’s prior compensation.  The amount of benefits payable and related payment dates are not determinable until the date of termination.  See Note 12 regarding the impact of subsequent events on the deferred compensation liability.

NOTE 12 – SUBSEQUENT EVENTS

On July 8, 2008, the Company sold substantially all of its assets, including its business operations and certain liabilities to Huron Consulting Group Inc. (“Huron”) in exchange for approximately $218.5 million, subject to a working capital adjustment, of which $168.5 million was paid in cash and $50.0 million was paid through the issuance of 1,100,740 shares of the common stock of Huron.  Of the common stock received, 330,222 shares with an aggregate value of $15.0 million were deposited into escrow for a period of one year, beginning on July 8, 2008, to secure certain indemnification obligations of the Company and its stockholders.   Additional purchase consideration may be payable by Huron if specific performance targets are met over a period beginning on July 8, 2008 and ending on December 31, 2011.  In addition, Huron will make the Company whole if the fair value of the common stock received from Huron declines at certain measurement dates.

Upon completion of the sale, both the payment obligations related thereto and the vesting of deferred compensation benefits were accelerated.  The Company paid the resulting obligation of $102.0 million on July 14, 2008.  These financial statements do not reflect any adjustment as a result of the sale.